UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




                         June 13, 1995 (June 13, 1995)
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                Date of Report (Date of earliest event reported)



                             AMERICAN BRANDS, INC.
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             (Exact name of registrant as specified in its charter)



           Delaware                    1-9076                 13-3295276
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   (State or other jurisdiction      (Commission            (IRS Employer
        of incorporation)           File Number)         Identification No.)



     l700 East Putnam Avenue, Old Greenwich, Connecticut      06870-0811
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          (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code   (203) 698-5000
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                    INFORMATION TO BE INCLUDED IN THE REPORT




Item 5.  Other Events.
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         Registrant's press release dated June 13, 1995 is filed herewith as
Exhibit 20 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
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         (c)      Exhibits.
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                  20.      Press release of Registrant dated June 13, 1995.


          This Current Report shall not be construed as a waiver of the right to contest the validity or scope of any or all of the provisions of the Securities Exchange Act of 1934 under the Constitution of the United States, or the validity of any rule or regulation made or to be made under such Act.


                                   SIGNATURE
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          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         AMERICAN BRANDS, INC.
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                                              (Registrant)


                                          By     Gilbert L. Klemann, II
                                            --------------------------------
                                            Gilbert L. Klemann, II
                                            Senior Vice President
                                              and General Counsel



Date:  June 13, 1995

                                 EXHIBIT INDEX



                                                               Sequentially
Exhibit                                                        Numbered Page
- -------                                                        -------------


    20.           Press release of Registrant dated
                  June 13, 1995.